Conformis, Inc. Appoints Denise Pedulla as Chief Legal Officer and Corporate Secretary
BILLERICA, Mass., Mar. 14, 2022 (GLOBE NEWSWIRE) -- Conformis, Inc. (NASDAQ:CFMS) announced today that Denise Pedulla has joined the Company as its Chief Legal Officer and Corporate Secretary.
“We are pleased to announce the addition of Denise Pedulla as Chief Legal Officer and Corporate Secretary. Her strong public company experience and leadership capabilities will help support our growth strategy and further strengthens our executive team,” said Mark Augusti, President and Chief Executive Officer. “I look forward to the contributions she will make as a member of the Conformis team.”
Denise Pedulla
Prior to joining Conformis, Denise served as the General Counsel and Corporate Secretary for NeoGenomics, a global clinical laboratory, pharmaceutical services, and bioinformatics company. During her more than five-year tenure at NeoGenomics, Denise’s responsibilities included overseeing mergers and acquisitions, commercial contracting, SEC compliance, IP protection and litigation, global regulatory compliance, and all other aspects of legal support. Prior to that she held various leadership roles at Berkeley Research Group, Orthofix International N.V., and Fresenius Medical Care NA. Ms. Pedulla received her Master of Public Health from Harvard University, her Juris Doctor from Suffolk University School of Law, and her Bachelor of Science in Nursing and Psychology from Boston College.
Inducement Grants Under Nasdaq Listing Rule 5635(c)(4)
As an inducement to Ms. Pedulla agreeing to employment with the Company, the Board granted to her on March 14, 2022 a restricted stock unit award of 450,000 shares of the Company’s common stock, and stock options to acquire 450,000 shares of the Company’s common stock. The restricted stock units and stock options both vest in various staggered installments over an 8-year period, as set forth in the respective award agreements, subject to service by Ms. Pedulla through the applicable vesting dates.
About Conformis, Inc.
Conformis is a medical technology company focused on advancing orthopedic patient care and creating a world without joint pain. Its product portfolio is designed to maximize surgeon and patient choice by offering fully personalized solutions through its Image-to-Implant® Platinum Services℠ Program as well as data-informed, standardized solutions that combine many benefits of personalization with the convenience and flexibility of an off-the-shelf system. Conformis’ sterile, just-in-time, Surgery-in-a-Box™ delivery system is available with all of its implants and personalized, single-use instruments. Conformis owns or exclusively in-licenses issued patents and pending patent applications that cover personalized implants and patient-specific instrumentation for all major joints.
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Cautionary Statement Regarding Forward-Looking Statements
Statements in this press release about our future expectations, plans and prospects, including statements about the anticipated timing of our product launches, and our financial position and results, total revenue, product revenue, gross margin, operations and growth, as well as other statements containing the words "anticipate," "believe," "continue," "could," "estimate," "expect," "intend," "may," "might," "plan," "potential," "predict," "project," "should," "target," "will," or "would" and similar expressions, constitute forward-looking statements within the meaning of the safe harbor provisions of The Private Securities Litigation Reform Act of 1995. We may not actually achieve the forecasts disclosed in our forward-looking statements, and you should not place undue reliance on our forward-looking statements. Actual financial results could differ materially from the projections disclosed in the forward-looking statements we make as a result of a variety of risks and uncertainties, including risks related to our estimates and expectations regarding our revenue, gross margin, expenses, revenue growth and other results of operations, and the other risks and uncertainties described in the "Risk Factors" sections of our public filings with the Securities and Exchange Commission. In addition, the forward-looking statements included in this press release represent our views as of the date hereof. We anticipate that subsequent events and developments may cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof.
CONTACT:
Investor contact
ir@conformis.com
(781) 374-5598
Source: Conformis, Inc.